SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): November 15, 1999



                          Northern Star Financial, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


         000-25231                                    41-1912467
(Commission File Number)                (I.R.S. Employer Identification Number)


                               1650 Madison Avenue
                            Mankato, Minnesota 56001
               (Address of Principal Executive Offices) (Zip Code)


                                 (501) 387-2265
              (Registrant's Telephone Number, Including Area Code)

                           --------------------------

          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events

                  On November 15, 1999, Northern Star Financial, Inc. announced that it intends to file a registration statement with the Securities and Exchange Commission to raise up to $10.0 million. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.


Item 7.  Financial Statement and Exhibits

A.       Financial statements of businesses acquired.

         Not applicable.

B. Pro forma financial information.

         Not applicable.

C.       Exhibits.

         The following is filed herewith. The exhibit number corresponds with
Item 601(b) of Regulation SB.

         Exhibit No.              Description

           99.1                   Press Release dated November 15, 1999.



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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Northern Star Financial, Inc.



    Date:  November 15, 1999               By /s/ Thomas P. Stienessen
                                           Chief Executive Officer



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


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  EXHIBIT INDEX
                                       to
                                    FORM 8-K

                          Northern Star Financial, Inc.


Exhibit No.               Description


   99.1                   Press Release dated November 15, 1999.





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